PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

Prudential Asset Allocation Funds

Prudential Conservative Allocation Fund

Supplement dated September 27, 2010 to the Summary Prospectus dated February 16, 2010

At a recent meeting of the Board of Directors of the Prudential Investment Portfolios, Inc., the Board approved setting a range around the Fund's target equity/fixed income allocation.

This supplement amends the Summary Prospectus of the Fund, as set forth below:

 In the section captioned “Investments, Risks and Performance –Principal Investment Strategies," the fourth paragraph is hereby deleted and replaced with the following:

The Conservative Allocation Fund seeks to achieve its investment objective by investing primarily in Underlying Funds that invest in a diversified portfolio of fixed income and equity securities. The Fund under normal circumstances will invest approximately 60% (which may range from 55% to 65% of assets) of its total assets in Underlying Funds that invest primarily in fixed-income securities and the remainder of the Fund's total assets in Underlying Funds that invest primarily in equity securities. The investment adviser will monitor the Fund's investments in Underlying Funds on a regular basis in order to maintain the approximate allocation to each asset class. The Fund may be appropriate for investors who need to draw income from investments while obtaining a measure of long-term capital growth to offset the risk of inflation. The Fund's focus on bonds for greater stability of principal also may make it suitable for conservative investors seeking income and modest growth and those concerned about market volatility.

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